UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2007

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey		08837-2206
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s telephone number, including area code)          (732) 590-1000

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,		08837-2206
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s telephone number, including area code)          (732) 590-1000

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into A Material Definitive Agreement.

On February 1, 2007, Mack-Cali Realty Corporation (the “General Partner”) priced an underwritten public offering (the “Offering”) of 4,650,000 shares of its common stock, par value $0.01 per share (the “Shares”), with Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. as underwriters (the “Underwriters”).  The Offering is being made pursuant to an effective shelf registration statement, and the Shares were issued and sold by the Company to the Underwriters at a price of $54.18 per Share pursuant to an underwriting agreement (the “Underwriting Agreement”) dated as of February 1, 2007 by and among the General Partner, Mack-Cali Realty, L.P., the operating partnership through which the General Partner conducts its real estate activities, and the Underwriters.  The Offering closed on February 7, 2007.

The General Partner estimates that it will receive net proceeds of approximately $252 million from the Offering before expenses.  The General Partner intends to use the net proceeds from the Offering to repay approximately $201 million in outstanding borrowings under its $600 million unsecured revolving credit facility.  The approximately $51 million in remaining net proceeds from the Offering will be used for general corporate purposes.

Item 9.01               Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated February 1, 2007 by and among Mack-Cali Realty Corporation, Mack-Cali Realty, L.P., Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co.

5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: February 7, 2007	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and Chief Financial Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: February 7, 2007	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated February 1, 2007, by and among Mack-Cali Realty Corporation, Mack-Cali Realty, L.P., Morgan Stanley & Co. Incorporation and Goldman, Sachs & Co.

5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP.

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